EATON VANCE RICHARD BERNSTEIN EQUITY STRATEGY FUND

(the “Fund”)

Supplement to Summary Prospectus dated January 1, 2025

Effective February 3, 2025, the Fund will change its name to Eaton Vance RBA Equity Strategy Fund, and all references to the Fund will be replaced with “Eaton Vance RBA Equity Strategy Fund”.

January 2, 2025	48578-00 1.2.25